SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Massachusetts Tax Exempt Income Fund -- Class A
Fiscal period ending: 5/31/95
Inception date (if less than 10 years of performance):
10/23/89

TOTAL RETURN

Formula  --  Average Annual Total Return: ERV = P(1+T)^n

n   = Number of Time Periods     1 Year   5 Years      10 Years*

P   = Initial Investment         $1,000   $1,000       $1,000

ERV = Ending Redeemable Value    $1,033   $1,465       $1,525


T   = Average Annual
      Total Return               +3.31%     +7.93%       +7.82%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                   POP x Average shares


Interest and Dividends           $1,314,271

Expenses                         $164,523

Reimbursement                    $0

Average shares                   27,172,788

NAV                              $9.21

Sales Charge                     4.75%

POP                              $9.67

Yield at POP                     5.31%
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TAX-EXEMPT EQUIVALENT YIELD

Formula:        30 day yield
               ---------------          =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 5.31%               5.31%
------       =      ------              =       9.99%
1-46.85%            53.15%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Massachusetts Tax Exempt Income Fund -- Class B
Fiscal period ending: 5/31/95
Inception date (if less than 10 years of performance):
7/15/93

TOTAL RETURN

Formula  --  Average Annual Total Return:   ERV = P(1+T)^n

n   = Number of Time Periods     1 Year     5 Years   10 Years*

P   = Initial Investment         $1,000     n/a       $1,000

ERV = Ending Redeemable Value    $1,026     n/a       $1,026


T   = Average Annual
      Total Return               +2.64%      n/a        +1.38%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                   POP x Average shares


Interest and Dividends           $240,120

Expenses                         $54,332

Reimbursement                    $0

Average shares                   4,972,779

NAV                              $9.20

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                     4.92%

TAX-EXEMPT EQUIVALENT YIELD

Formula:        30 day yield
               ---------------          =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.92%               4.92%
------       =      ------              =        9.26%
1-46.85%            53.15%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Massachusetts Tax Exempt Income Fund -- Class M
Fiscal period ending: 5/31/95
Inception date (if less than 10 years of performance):
4/1/95

TOTAL RETURN

Formula  --  Cumulative Total Return:       ERV = P(1+T)^n

n   = Number of Time Periods     1 Year     5 Years   10 Years*

P   = Initial Investment         n/a        n/a       $1,000

ERV = Ending Redeemable Value    n/a        n/a       $982


T   = Cumulative
      Total Return               n/a        n/a         -1.83%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                   POP x Average shares


Interest and Dividends           $66

Expenses                         $11

Reimbursement                    $0

Average shares                   1,511

NAV                              $9.21

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                     4.84%

TAX-EXEMPT EQUIVALENT YIELD

Formula:        30 day yield
               ---------------          =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.67%               4.67%
------       =      ------              =        8.79%
1-46.85%            53.15%